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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     APRIL 26, 2001
                                                ------------------------------





                             MAYOR'S JEWELERS, INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                    1-9647                59-2290953
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(State or Other Jurisdiction     (Commission File         (IRS Employer
      of Incorporation)              Number)           Identification No.)



14051 NORTHWEST 14TH STREET, SUNRISE, FLORIDA                     33323
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code            (954) 846-2719
                                                     -------------------------



                                 NOT APPLICABLE
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             (Former Name or Address, if Changed Since Last Report)

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ITEM 5.  Other Events.

         On April 26, 2001, Mayor's Jewelers, Inc. (the "Company") entered into a Voting and Standstill Agreement with Eliahu Ben-Shmuel and Phillip Goldstein. The agreement generally provides that if the Company has not entered into an agreement to merge with, or sell substantially all of its assets to, another person by October 26, 2001, Mr. Ben-Shmuel will be entitled to designate one director to fill an existing vacancy in the class of directors that serve until the 2002 Annual Meeting of stockholders. Mr. Ben-Shmuel's designee must qualify as an "independent" director, must not be an affiliate (as defined under the Securities Act of 1933, as amended) of his, and must be reasonably acceptable to the Company at the time of his designation.

         Messrs. Ben-Shmuel and Goldstein also agreed that until October 26, 2002 each will not, and each will ensure that their respective affiliates and any person acting on behalf of or in concert with them or any of their respective affiliates will not, without the prior written consent of the Company
(i) make, or in any way participate, directly or indirectly, in, any "solicitation" for "proxies" to vote any voting securities of the Company, (ii) initiate or propose any stockholder proposals for submission to a vote of stockholders or (iii) form, join or in any way participate in any "group" with respect to the foregoing. Messrs. Ben-Shmuel and Goldstein also irrevocably withdrew all proposals that they or any of their affiliates had submitted to the Company for inclusion on the agenda at the Annual Meeting of stockholders of the Company to be held in 2001.

         Generally, this agreement will terminate upon the first to occur of (a) October 26, 2002, (b) the date that the Company enters into (i) a merger agreement with another person or entity, (ii) a sale of the Company or (iii) a sale of all or substantially all of the Company's assets, (c) the date that Mr. Ben-Shmuel does not legally or beneficially own at least 5% of voting securities of the Company and does not have a designee on the Board of Directors of the Company, (d) if he is entitled to a designee, November 26, 2001 and Ben-Shmuel does not have a designee appointed to the Board of Directors of the Company, (e) the date that is 30 days from the date of the resignation, death or removal of Mr. Ben-Shmuel's designee to the Board of Directors of the Company and no replacement has been appointed or elected to the Company's Board of Directors or
(f) if he is entitled to a designee, the day following the 2002 Annual Meeting and Ben-Shmuel's designee to the Board of Directors of the Company is not elected to the Board of Directors of the Company at the 2002 Annual Meeting.

         The Voting and Standstill Agreement is an exhibit to this Current Report. The foregoing summary of material terms of this agreement is qualified in its entirety by reference to this exhibit.



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      EXHIBITS.  The following exhibit is filed with this Report:

EXHIBIT NUMBER                        DESCRIPTION
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10                  Voting and Standstill Agreement, dated as of April 26, 2001, among Mayor's Jewelers, Inc., Eliahu Ben-Shmuel and Phillip Goldstein.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MAYOR'S JEWELERS, INC.


Date: May 1, 2001                           By:  /s/ Richard Bowers
                                                 ------------------------------
                                                 Name: Richard Bowers
                                                 Title: General Counsel, Senior
                                                        Vice President of Legal
                                                        and Secretary




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                                INDEX OF EXHIBITS


EXHIBIT NUMBER                        DESCRIPTION
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10                  Voting and Standstill Agreement, dated as of April 26, 2001, among Mayor's Jewelers, Inc., Eliahu Ben-Shmuel and Phillip Goldstein.






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